                                                                    EXHIBIT 99.2

                           CONSENT OF DIRECTOR-ELECT

     I consent to my being named as a director-elect of Access Beyond, Inc. in the Registration Statement on Form S-1 of Access Beyond, Inc. dated August 23, 1996 and in all amendments thereto.

                                          /s/BARBARA PERRIER
                                            Barbara Perrier